                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
West Alabama Cellular Telephone Company, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            KPMG Peat Marwick LLP

New Orleans, Louisiana

January 17, 1997